Exhibit 10.5
FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
          This Fourth Amendment to Second Amended and Restated Credit Agreement (this “Fourth Amendment”), dated as of July 23, 2010 (the “Fourth Amendment Effective Date”), is by and among DELTA PETROLEUM CORPORATION, a Delaware corporation (“Borrower”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as “Executing Banks,” and individually, an “Executing Bank”).
W I T N E S S E T H:
          WHEREAS, Borrower, Administrative Agent and the financial institutions party thereto as Banks are parties to that certain Second Amended and Restated Credit Agreement dated as of November 3, 2008 (as amended to date, the “Credit Agreement”) (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement after giving effect to the amendments contemplated by Section 1 of this Fourth Amendment); and
          WHEREAS, Borrower has advised Administrative Agent and Banks that it intends to enter into a purchase and sale agreement (the “Wapiti Sale Agreement”) with Wapiti Oil & Gas, L.L.C. (“Wapiti”), pursuant to which Borrower would sell certain Mineral Interests described on Exhibit A hereto and certain tangible and intangible personal property related to such Mineral Interests, including, without limitation, seismic data related thereto (the “Specified Assets”), to Wapiti (such sale, the “Wapiti Sale”); and
          WHEREAS, Borrower has advised Administrative Agent and Banks that the Wapiti Sale is prohibited by Section 9.5 of the Credit Agreement; and
          WHEREAS, Borrower has requested that Banks amend certain terms of the Credit Agreement, including Section 9.5 of the Credit Agreement, to allow for the Wapiti Sale, as more particularly described herein; and
          WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s requests; and
          NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:
          SECTION 1.  Fourth Amendment Effective Date Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 1.

                    1.1    Amendments to Credit Agreement Definition.  The following definition contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:
            “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (including all amendments thereto), all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, the Certificate of Effectiveness and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
                    1.2    Additional Credit Agreement Definitions.  Section 1.1 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:
            “Fourth Amendment”  means that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of July 23, 2010, among Borrower, Administrative Agent and Banks party thereto.
            “Specified  Assets”  has the meaning given such term in the Fourth Amendment.
            “Wapiti  Sale”  has the meaning given such term in the Fourth Amendment.
            “Wapiti Sale Agreement”  has the meaning given such term in the Fourth Amendment.
                    1.3    Mandatory Prepayments.  A new Section 2.6(d) is hereby added to the Credit Agreement and shall read in full as follows:
            (d)    In addition to the foregoing, in the event and on each occasion that any Net Proceeds are to be received by or on behalf of any Credit Party in respect of the Wapiti Sale, Borrower shall cause, and shall cause each Credit Party to cause, such Net Proceeds to be deposited directly with the Administrative Agent and applied to prepay the Obligations consisting of the outstanding balance of the Revolving Loan in an aggregate amount equal to 100% of such Net Proceeds.
                    1.4    Cooperation with Financial Advisor.  A new Section 8.16 is hereby added to the Credit Agreement and shall read in full as follows:
            Section 8.16  Cooperation with Financial Advisor.  The Credit Parties shall, at the sole expense of the Credit Parties, fully cooperate, and shall cause Evercore Partners and any other financial advisor of the Credit Parties, to fully cooperate, with any financial consulting firm in performing its work as financial advisor to Administrative Agent and its counsel, which shall include, without limitation, an analysis of the Credit Parties’ operations and restructuring alternatives; provided, that, so long as no Event of Default exists, Administrative Agent agrees that it and its counsel shall not engage a financial advisor in connection with the Loan Papers prior to August 16, 2010 and shall not engage a financial advisor in connection with the Loan Papers if the initial closing of the Wapiti Sale is consummated on or prior to August 16, 2010 in compliance with the terms of Section 9.5(c). Subject to the terms and provisions of Section 14.17, the Credit Parties shall provide any financial advisor to Administrative Agent and its counsel, and shall cause Evercore Partners and any other financial advisor of the Credit Parties to provide any financial advisor to Administrative Agent and its counsel, with any and all information or updates requested by such financial advisor concerning the Credit Parties’ activities, operations and financial condition.
                     1.5    Asset Dispositions.  Section 9.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:
Section 9.5    Asset Dispositions.  Borrower will not, nor will Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset other than:
(a)	the sale in the ordinary course of business of Hydrocarbons produced from Borrower’s Mineral Interests;

(b)
the sale, lease, transfer, abandonment, exchange or other disposition of other assets; provided, that, no sale, lease, transfer, abandonment, exchange or other disposition by Borrower or any of its Subsidiaries of Borrowing Base Properties with an aggregate value (which, in the case of assets consisting of Mineral Interests, shall be the Recognized Value of such Mineral Interests and, in the case of any exchange, shall be the net value or net Recognized Value realized or resulting from such exchange) in any period between Scheduled Redeterminations (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Redetermination) in excess of five percent (5%) of the Borrowing Base then in effect shall be permitted pursuant to this clause (b); and

(c)
the sale of the Specified Assets and Piper pursuant to the Wapiti Sale; provided, that, such sale shall only be permitted under this clause (c) to the extent that the following conditions are each satisfied:

(i)	the initial closing of the Wapiti Sale is consummated on or prior to August 16, 2010;

(ii)	100% of the consideration received in respect of the Wapiti Sale shall be in immediately available cash;

(iii)
all Net Proceeds received by any Credit Party in connection with the Wapiti Sale are applied immediately upon receipt as a prepayment of the Obligations consisting of the outstanding balance of the Revolving Loan in accordance with Section 2.6(d) hereof, and after giving effect to the prepayment made upon consummation of the initial closing of the Wapiti Sale the outstanding balance of the Revolving Loan shall not exceed $25,000,000;

(iv)
the Wapiti Sale Agreement, together with any exhibits and disclosure schedules delivered pursuant thereto and all other material agreements relating to the Wapiti Sale, shall be substantially consistent with the terms and conditions set forth in the term sheet attached as “Exhibit B” to the Fourth Amendment;

(v)
Administrative Agent shall have received true and complete copies of (1) the executed Wapiti Sale Agreement together with all exhibits and schedules thereto at least two (2) Business Days prior to the date on which the initial closing of the Wapiti Sale is consummated and (2) each other material agreement relating to the Wapiti Sale within a reasonable period of time prior to the applicable closing date in order for Administrative Agent to review such agreements, in each case which agreements shall be certified by Borrower as being true, correct and complete;

(vi)	the Wapiti Sale is consummated in accordance with the terms of the Wapiti Sale Agreement;

(vii)
Piper does not own any assets other than the Mineral Interests identified on Part II of “Exhibit A” to the Fourth Amendment and certain tangible and intangible personal property related to such Mineral Interests;

(viii)	no Default or Event of Default exists immediately prior to or after giving effect to the consummation of each closing of the Wapiti Sale;

(ix)	the Borrowing Base and Conforming Borrowing Base are automatically reduced to $35,000,000 pursuant to the redetermination set forth in Section 3 of the Fourth Amendment; and

(x)
no Borrowing Base Deficiency exists immediately prior to the consummation of each closing of the Wapiti Sale or after giving effect thereto, the mandatory prepayment required by Section 2.6(d) hereof and the automatic reduction of the Borrowing Base and Conforming Borrowing Base to $35,000,000 pursuant to the redetermination set forth in Section 3 of the Fourth Amendment.

Except for the sale of Piper pursuant the terms of Section 9.5(c) above, in no event will Borrower sell, transfer or dispose of any Equity in any Restricted Subsidiary nor will any Credit Party (other than Borrower) issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than a Credit Party which is directly or indirectly wholly-owned by a Credit Party. For the avoidance of doubt, Borrower shall not, nor will Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of the Midway Loop Assets or the Newton Assets without the prior written consent of the Majority Banks (other than a sale of such assets pursuant to the Wapiti Sale and in accordance with the terms of Section 9.5(c) above).
                     1.6      Amendment to Capital Expenditures Covenant.    Section 10.3 of the Credit Agreement shall be amended to read in full as follows:
             Section 10.3 Capital Expenditures. Borrower will not, nor will it permit any other Credit Party to, incur or make any Capital Expenditures in an amount exceeding (a) $18,000,000 in the aggregate for all Credit Parties during the Fiscal Quarter ending September 30, 2010, (b) $10,000,000 in the aggregate for all Credit Parties during the Fiscal Quarter ending December 31, 2010, and (c) $2,000,000 in the aggregate for all Credit Parties during the period commencing on January 1, 2011 and ending on the Termination Date; provided, that if the amount of Capital Expenditures permitted to be made in clause (a) or (b) above exceeds the amount actually made in such Fiscal Quarter, such excess may be carried forward to the following Fiscal Quarter or specified period under clause (c) above, as applicable.
         SECTION 2.   Wapiti Sale Effective Date Amendments.     In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of each condition precedent to the sale of the Specified Assets and Piper as set forth in Section 9.5(c) of the Credit Agreement (after giving effect to the amendments contemplated by Section 1 of this Fourth Amendment) (the date on which such conditions are first satisfied being referred to herein as the “Wapiti Sale Effective Date”), the Credit Agreement is hereby amended effective as of the Wapiti Sale Effective Date in the manner provided in this Section 2.

                     2.1     Amendments to Credit Agreement Definition.  The following definition contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:
            “Redetermination Date” means (a) with respect to any Scheduled Redetermination, each March 1 and September 1, commencing with the first such date to occur in the calendar year 2011, and (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination; provided, that, the first Redetermination Date with respect to any Special Redetermination shall not occur prior to January 15, 2011. The Closing Date shall also constitute a Redetermination Date for purposes of this Agreement.
                     2.2     Additional Credit Agreement Definitions.    Section 1.1 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:
             “Budget” means the monthly budget attached as “Exhibit C” to the Fourth Amendment, which budget sets forth in reasonable detail the projected cash disbursements, including without limitation, Capital Expenditures, and revenues of each Credit Party for the period commencing on June 30, 2010 and ending on December 31, 2010.
                     2.3     Budget.  A new Section 8.17 is hereby added to the Credit Agreement and shall read in full as follows:
             Section 8.17    Budget.   The Credit Parties shall comply, perform and operate strictly in accordance with the Budget with no more than a 10% variance on a monthly basis from the total cash disbursements for “G&A” expenses (other than “Severance/Bonus” expenses as outlined in the Budget) set forth in the Budget for such monthly period. The Credit Parties shall use any cash, funds or other property of the Borrower and the other Credit Parties solely for the purpose of funding its business operations consistent with the Budget. Borrower shall deliver, or shall cause to be delivered, to each Bank within five (5) Business Days following the delivery of each set of financial statements referred to in Section 8.1(b)(ii), as of the month then ended, a reconciliation of actual performance compared to Budget, delivered in a format acceptable to the Administrative Agent.
                     2.4     Additional Financial Covenant.    A new Section 10.5 is hereby added to the Credit Agreement and shall read in full as follows:
             Section 10.5   Maximum Cash on Hand.  If at any time Borrower or any other Credit Party maintains cash and cash equivalents in the aggregate for all Credit Parties in excess of $10,000,000 (excluding cash pledged as of the date of the Fourth Amendment and required to secure letters of credit existing as of the date of the Fourth Amendment, including the Acquisition Letters of Credit), Borrower will, and will cause such Credit

Party to, repay any Obligations consisting of the outstanding balance of the Revolving Loan in an amount equal to or greater than such excess within three (3) Business Days.
                    2.5     Amendment to Events of Default.   Clause (c) of Section 11.1 of the Credit Agreement shall be amended to read in full as follows:
          (c)     Borrower shall fail to observe or perform any covenant or agreement contained in Section 4.5, Section 8.1, Section 8.2, Section 8.3, Section 8.6, Section 8.7, Section 8.14, Section 8.17, Article IX or Article X of this Agreement;
                    2.6     Amendment to Exhibit E.  Exhibit E attached to the Credit Agreement shall be amended and replaced in its entirety with Exhibit E attached to this Fourth Amendment.
          SECTION 3.   Borrowing Base Redetermination. Borrower and Required Banks agree that the Borrowing Base and the Conforming Borrowing Base shall each be redetermined and automatically reduced to be $35,000,000 on and effective as of the date on which the initial closing of the Wapiti Sale is consummated. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrowing Base and the Conforming Borrowing Base shall thereafter remain at $35,000,000 until the next Scheduled Redetermination, Special Redetermination or other adjustment to the Borrowing Base and Conforming Borrowing Base pursuant to the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 3 shall be automatic, shall not require any further action or notice by Administrative Agent or any Bank, and shall not be construed or deemed to be a Scheduled Redetermination for the purposes of Section 4.2 of the Credit Agreement nor a Special Redetermination for the purposes of Section 4.3 of the Credit Agreement.
          SECTION 4.   Conditions Precedent.  The amendments contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:
                     4.1     Closing Delivery.  Administrative Agent shall have received counterparts of this Fourth Amendment duly executed by Borrower and Required Banks and acknowledged by each Restricted Subsidiary.
                     4.2     Fees and Expenses.  Borrower shall have paid all reasonable fees and expenses of counsel for Administrative Agent incurred, to the extent the same have been invoiced and sent to Borrower on or prior to the Fourth Amendment Effective Date, including all such fees and expenses incurred in connection with the preparation, negotiation and execution of this Fourth Amendment, and any other reasonable fees and expenses incurred or to be incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment.
                     4.3     Other Documentation.  Administrative Agent shall have received such other documents, instruments and agreements as it may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent.
          SECTION 5.   Representations and Warranties of Borrower.   To induce Executing Banks and Administrative Agent to enter into this Fourth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as of the date of this Fourth Amendment as follows:
                     5.1    Due Authorization; No Conflict.    The execution, delivery and performance by Borrower of this Fourth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of the Credit Parties except Permitted Encumbrances.
                     5.2     Validity and Enforceability.   This Fourth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
                     5.3     Accuracy of Representations and Warranties.    Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).
                     5.4     Absence of Defaults.   No Default, Event of Default or Borrowing Base Deficiency has occurred which is continuing.
                     5.5     No Defense.   Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.
                     5.6     NO CLAIMS.   BORROWER AND EACH OTHER CREDIT PARTY REPRESENTS AND WARRANTS THAT IT HAS NO CLAIMS (AS THE TERM IS DEFINED IN THIS PARAGRAPH), DEFENSES, OFFSETS, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER AGAINST ADMINISTRATIVE AGENT, BANKS AND THEIR RESPECTIVE PREDECESSORS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”). IT IS THE INTENTION OF THE PARTIES THAT THE LENDER-RELATED PARTIES HAVE NO LIABILITY TO BORROWER OR ANY OTHER CREDIT PARTY BY REASON OF ANYTHING OCCURRING PRIOR TO THE DATE OF THIS FOURTH AMENDMENT RELATING TO CLAIMS COVERED BY THIS FOURTH AMENDMENT. ACCORDINGLY, THIS FOURTH AMENDMENT IS MADE TO COMPROMISE, RESOLVE, SETTLE, DISCHARGE, AND TERMINATE ALL ACTUAL AND POTENTIAL CLAIMS OF BORROWER AND THE OTHER CREDIT PARTIES BY REASON OF ANYTHING OCCURRING PRIOR TO THE DATE OF THIS FOURTH AMENDMENT RELATING TO CLAIMS COVERED BY THIS FOURTH AMENDMENT. THE TERM “CLAIMS” AS USED IN THIS FOURTH AMENDMENT MEANS ALL ACCOUNTS, AGREEMENTS, AVOIDANCE ACTIONS, BILLS, BONDS, CAUSES, CAUSES OF ACTION, CHARGES,

CLAIMS, COMPLAINTS, CONTRACTS, CONTROVERSIES, COSTS, COUNTERCLAIMS, DAMAGES, DEBTS, DEMANDS, EQUITABLE PROCEEDINGS, EXECUTIONS, EXPENSES, LEGAL PROCEEDINGS, LIABILITIES, LOSSES, MATTERS, OBJECTIONS, OBLIGATIONS, ORDERS, PROCEEDINGS, RECKONINGS, REMEDIES, RIGHTS, SETOFF, SUITS, SUMS OF MONEY, OF EVERY SORT AND DESCRIPTION, INCLUDING BUT NOT LIMITED TO BREACH OF CONTRACT, BREACH OF ANY SPECIAL RELATIONSHIP, BREACH OR ABUSE OF ANY FIDUCIARY DUTY, CONCEALMENT, CONFLICTS OF INTEREST, CONSPIRACY, COURSE OF CONDUCT OR DEALING, DEBT RECHARACTERIZATION, DECEIT, DECEPTIVE TRADE PRACTICES, DEEPENING INSOLVENCY, DEFAMATION, CONTROL, DISCLOSURE, DURESS, ECONOMIC DURESS, EQUITABLE SUBORDINATION, FRAUD, FRAUDULENT CONVEYANCE, FRAUDULENT TRANSFER, GROSS NEGLIGENCE, INSOLVENCY LAW VIOLATIONS, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, MISREPRESENTATION, MISUSE OF INSIDER INFORMATION, NEGLIGENCE, OBLIGATION OF FAIR DEALING, OBLIGATION OF GOOD FAITH AND FAIR DEALING, OBLIGATION OF GOOD FAITH, PREFERENCE, SECRECY, SECURITIES AND ANTITRUST LAWS VIOLATIONS, SUBSTANTIVE CONSOLIDATION, TYING ARRANGEMENTS, UNCONSCIONABILITY, USURY, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES, WRONGFUL SETOFF, WHETHER DIRECT AND INDIRECT, FIXED OR CONTINGENT, KNOWN OR UNKNOWN, WHETHER SOUNDING IN TORT, OR BROUGHT UNDER CONTRACT OR STATUTE, AT LAW OR IN EQUITY, WHETHER OR NOT LIQUIDATED, WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS FOURTH AMENDMENT AND WHICH WERE IN ANY MANNER RELATED TO ANY OF THE LOAN PAPERS OR THE ENFORCEMENT OR ATTEMPTED ENFORCEMENT BY ADMINISTRATIVE AGENT OR BANKS OF RIGHTS, REMEDIES OR RECOURSES RELATED THERETO. TO THE EXTENT THAT ANY CLAIMS, DEFENSES, OR OFFSETS EXIST AS OF THE DATE HEREOF, THEY ARE HEREBY WAIVED AND RELEASED BY BORROWER AND EACH OTHER CREDIT PARTY IN CONSIDERATION OF EXECUTING BANKS’ EXECUTION OF THIS FOURTH AMENDMENT. BORROWER AND EACH OTHER CREDIT PARTY REPRESENTS AND WARRANTS THAT IT HAS NOT ASSIGNED ANY CLAIMS, OFFSETS OR DEFENSES TO ANY PERSON, INDIVIDUAL AND/OR ENTITY.
           SECTION 6.   Covenants.
                     6.1     Information.   Borrower will provide Administrative Agent with such information as may be reasonably requested by Administrative Agent from time to time, within three (3) Domestic Business Days of such request, including, without limitation, (a) copies of any bank or other financial institution statements, (b) financial statements, (c) accounts receivable and accounts payable agings, (d) transactional documentation, (e) litigation pleadings, depositions, related documents and transcripts, (f) letters of intent or offers to purchase, lease or license part, all or substantially all of the assets or Equity of Borrower, and (g) letters of intent or commitments for any capital investment, loan or other financing in or to Borrower.
                     6.2     Access.   Administrative Agent and its agents shall have reasonable access during normal business hours to Borrower’s and Restricted Subsidiaries’ business premises to review, appraise and evaluate the collateral for the Obligations and to inspect the financial records and other records of Borrower concerning the operation of the Credit Parties’ businesses, the Credit Parties’ financial condition, the transfers and expenditures of funds generated therefrom, the accrual of expenses relating thereto, and any and all other records relating to the operations of the Credit Parties. Borrower will, and will cause each other Credit Party to, fully cooperate with Administrative Agent and its agents regarding such reviews, evaluations, and inspections, and Borrower shall, and shall cause each other Credit Party to, make its employees and consultants and professionals reasonably available to Administrative Agent and Administrative Agent’s professionals and consultants in conducting such reviews, evaluations, and inspections. Without limiting the generality of the foregoing, Administrative Agent’s agents entitled to access the premises shall include (i) Administrative Agent’s internal audit team, and (ii) subject to Section 8.16 of the Credit Agreement, a financial consulting firm selected by the Banks and at Borrower’s expense.
                     6.3     RELEASE OF CLAIMS; COVENANT NOT TO SUE.   EACH OF BORROWER AND EACH OTHER CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES, REMISES, ACQUITS, AND FULLY AND FOREVER RELEASES AND DISCHARGES THE LENDER-RELATED PARTIES FROM ANY AND ALL CLAIMS WHICH BORROWER OR ANY OTHER CREDIT PARTY EVER HAD OR NOW HAVE AGAINST THE LENDER-RELATED PARTIES. EACH OF BORROWER AND EACH OTHER CREDIT PARTY COVENANTS AND AGREES NEVER TO COMMENCE, VOLUNTARILY AID IN ANY WAY, FOMENT, PROSECUTE OR CAUSE TO BE COMMENCED OR PROSECUTED AGAINST ANY OF THE LENDER-RELATED PARTIES ANY ACTION OR OTHER PROCEEDING BASED UPON ANY OF THE CLAIMS WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS FOURTH AMENDMENT AND WERE IN ANY MANNER RELATED TO ANY OF THE LOAN PAPERS. WITHOUT IN ANY WAY MODIFYING OR LIMITING THE FOREGOING, AND IN ADDITION TO THE FOREGOING, BORROWER AND EACH OTHER CREDIT PARTY HEREBY INCORPORATES INTO THIS FOURTH AMENDMENT, RESTATES, ACKNOWLEDGES, AFFIRMS AND AGREES TO EVERY WAIVER AND RELEASE OF ANY CLAIMS AS SET FORTH IN THE LOAN PAPERS AS IF THE SAME WERE SET FORTH HEREIN
           SECTION 7.   Miscellaneous.
                     7.1     Other Terms.   No act committed or action taken by Administrative Agent or any Bank under this Fourth Amendment or any other Loan Paper will be used, construed, or deemed to hold such person to be in control of Borrower or any other Credit Party, or the governance, management or operations of Borrower or any other Credit Party for any purpose, without limitation, or to be participating in the management of Borrower or any other Credit Party or acting as a “responsible person” or “owner or operator” or a person in “control” with respect to the governance, management or operation of Borrower or any other Credit Party or their respective businesses (as such terms, or any similar terms, are used in the Bankruptcy Code, the Internal Revenue Code, or the Comprehensive Environmental Response, Compensation and Liability Act, each as may be amended from time to time, or any other federal or state statute, at law, in equity, or otherwise) by virtue of the interests, rights, and remedies granted to or conferred upon Administrative Agent and Banks under this Fourth Amendment or the other Loan Papers.
                     7.2     Reaffirmation of Loan Papers.   Any and all of the terms and provisions of the Credit Agreement and the other Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.
                     7.3     Confirmation of Loan Papers and Liens; New Value.   As a material inducement to Banks to make the agreements and grant the amendments and limited waivers set forth herein, each of Borrower and each of the other Credit Parties hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Fourth Amendment and the consummation of the transactions contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens, subject to the Permitted Encumbrances. All money and credit made available to Credit Parties, if any, following the Fourth Amendment Effective Date as a result of the agreements set forth in this Fourth Amendment constitutes new value as that term is defined in 11 U.S.C. Section 547(a)(2), and such new value is intended by the parties hereto to be given contemporaneously in exchange for any transfers made hereunder or pursuant to any document executed in connection herewith or related hereto. All transfers contemplated hereunder will be made for value and in the ordinary course of business or financial affairs of the Credit Parties and the recipients of such transfers and are being made according to ordinary business terms.
                     7.4     No Implied Waivers.   No failure or delay on the part of Administrative Agent or any Bank in exercising, and no course of dealing with respect to, any right, power or privilege under this Fourth Amendment, the Credit Agreement or any other Loan Paper shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Fourth Amendment, the Credit Agreement or any other Loan Paper preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
                     7.5     INDEMNIFICATION.     IN ADDITION TO, AND WITHOUT LIMITATION OF, ANY AND ALL INDEMNITIES PROVIDED IN THE LOAN PAPERS, BORROWER AND EACH OTHER CREDIT PARTY SHALL AND DO HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD EACH OF THE LENDER-RELATED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN PAPERS. IF ANY ACTION, SUIT, OR PROCEEDING IS BROUGHT AGAINST ANY OF THE LENDER-RELATED PARTIES, BORROWER AND EACH OTHER CREDIT PARTY SHALL, AT SUCH LENDER-RELATED PARTY’S REQUEST, DEFEND THE SAME AT THEIR SOLE COST AND EXPENSE, SUCH COST AND EXPENSE TO BE A JOINT AND SEVERAL LIABILITY OF

BORROWER AND THE OTHER CREDIT PARTIES, BY COUNSEL SELECTED BY SUCH LENDER-RELATED PARTY. NOTWITHSTANDING ANY PROVISION OF THIS FOURTH AMENDMENT OR ANY OTHER LOAN PAPER, THIS SECTION SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE ANY DELIVERY AND PAYMENT ON THE OBLIGATIONS, THIS FOURTH AMENDMENT AND THE OTHER LOAN PAPERS.
                     7.6     Review and Construction of Documents.  Borrower and each other Credit Party each hereby acknowledge, and represent and warrant to Administrative Agent and Banks, that (a) Borrower and such other Credit Party have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Fourth Amendment with their legal counsel, (b) Borrower and such other Credit Party have reviewed this Fourth Amendment and fully understand the effects thereof and all terms and provisions contained herein, and (c) Borrower and such other Credit Party have executed this Fourth Amendment of their own free will and volition.
                     7.7     Arms-Length/Good Faith.   This Fourth Amendment has been negotiated at arms-length and in good faith by the parties hereto.
                     7.8     Parties in Interest.   All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
                     7.9     Expenses.   Without limiting the provisions of Section 14.3 of the Credit Agreement but subject to the limitations set forth in Section 8.16 of the Credit Agreement (as amended hereby), Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, industry advisor and agent for Administrative Agent) incurred before or after the date hereof by Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Fourth Amendment and the Loan Documents.
                     7.10    Counterparts.   This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Administrative Agent, Borrower and Required Banks have executed a counterpart and all Restricted Subsidiaries have executed the attached consent and acknowledgement. Facsimiles shall be effective as originals.
                     7.11    Complete Agreement.   THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
                     7.12    Headings.   The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

                     7.13    Governing Law.    THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

BORROWER:

DELTA PETROLEUM CORPORATION,
a Delaware corporation

By:/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer
          Each of the undersigned (i) consent and agree to this Fourth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:

DELTA EXPLORATION COMPANY, INC.,
a Colorado corporation

By: /s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

PIPER PETROLEUM COMPANY, a Colorado corporation

By: /s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

CASTLE TEXAS EXPLORATION LIMITED
PARTNERSHIP, a Texas limited partnership

By:	Delta Petroleum Corporation, a Delaware
corporation, its general partner

By: /s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DPCA LLC, a Delaware limited liability company

By: /s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DELTA PIPELINE, LLC, a Colorado limited
liability company

By:	Delta Petroleum Corporation, a Delaware
corporation, its sole manager and sole member

By: /s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DELTA RISK MANAGEMENT, LLC,
a Colorado limited liability company

By:	Delta Petroleum Corporation, a Delaware
corporation, its sole manager and sole member

By: /s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Ryan Fuessel
Ryan Fuessel,
Senior Vice President

BANK:

JPMORGAN CHASE BANK, N.A.

By: /s/ Ryan Fuessel
Ryan Fuessel,
Senior Vice President
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

BANK OF MONTREAL

By:
Name:
Title:
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Enrique Landaeta
Name: Enrique Landaeta
Title: Vice President

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

KEYBANK NATIONAL ASSOCIATION

By: /s/ David A. Wild
Name: David A. Wild
Title: Vice President
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Monte E. Deckerd
Name: Monte E. Deckerd
Title: Senior Vice President
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

BANK OF OKLAHOMA, N.A.

By: /s/ Michael M. Logan
Name: Michael M. Logan
Title: Senior Vice President
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

NATIXIS
(f.k.a. Natexis Banques Populaires)

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Managing Director

By: /s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Director
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

BARCLAYS BANK PLC

By:
Name:
Title:
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

BANK OF SCOTLAND PLC

By: /s/ Julia R. Franklin
Name: Julia R. Franklin
Title: Assistant Vice President
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Wesley Fontana
Name: Wesley Fontana
Title: Vice President
Signature Page
Fourth Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation